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                                  EXHIBIT 10.8

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") dated as of December 31, 1997 is entered into by and between INTERCELL CORPORATION, a Colorado corporation ("Intercell"), and AUGUSTINE FUND, L.P. (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Intercell and Secured Party are parties to that certain Securities Purchase Agreement dated as of December 3, 1997, which agreement is proposed to be amended contemporaneously with the date of this Agreement (as so amended, the "Purchase Agreement"); and

     WHEREAS, it is a condition precedent to Secured Party's willingness to make the additional investments in Intercell contemplated by the Purchase Agreement that the obligations of Intercell thereunder and under all agreements and instruments heretofore or hereafter executed and delivered in connection therewith (the "Obligations") be secured by certain assets;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Grant of Security Interest.  Intercell hereby conveys,
                 --------------------------
transfers, grants, assigns and pledges to the Secured Party a security interest in and security title to (together with a right of setoff) the following assets of Intercell (collectively, the "Collateral"):

          (a) all interests (the "Sigma/BMI Interests") of Intercell as creditor of Sigma 7 Corporation and BMI Acquisition Group pursuant to the following documents: (i) Secured Promissory Note dated December 31, 1997 in the original principal amount of $3,057,774.13, and (ii) Security Agreement dated April 30, 1997.

          (b) all interests (the "ITC Interests") of Intercell as creditor of Intercell Technologies Corporation pursuant to the following documents: (i) Promissory Note dated July 18, 1997 in the original principal amount of $2,200,000 and (ii) Stock Pledge and Security Agreement dated July 18, 1997 (the "ITC Pledge Agreement"); and

          (c) all proceeds of any and all of the Collateral (including, without limitation, cash proceeds) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral.

(The documents evidencing the Sigma/BMI Interests and the ITC Interests are sometimes referred to hereafter as the "Underlying Documents.")

     Section 2.  Security for Obligations.  This Agreement secures the
                 ------------------------
performance of the Obligations, whether now or hereafter existing.

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     Section 3.  Intercell Remains Liable.  Anything herein to the contrary
                 ------------------------
notwithstanding, (a) Intercell shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release Intercell from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Intercell thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4.  Closing Deliveries.  Contemporaneously with the execution of
                 ------------------
this Agreement, Intercell will deliver to the Secured Party the following documents and instruments:

          (a) The original note underlying the Sigma/BMI Interests, together with a fully executed Allonge to such note in the form attached hereto as Exhibit A.

          (b) The original note underlying the ITC Interests, together with a fully executed Allonge to such note in the form attached hereto as Exhibit B.

          (c) The stock certificate representing the shares of Cellular Magnetics, Inc. pledged to Intercell pursuant to the ITC Pledge Agreement, together with an accompanying blank stock power.

          (d) A notice of assignment showing the Secured Party, as assignee, to be filed with the California Secretary of State as to filings 9725260687 and 9725260676, which are filings representing Intercell's perfected security interest in the Sigma/BMI Interests.

          (e) A UCC-1 financing statement listing Intercell, as debtor, and the Secured Party, as secured party, to be filed with the Colorado Secretary of State, covering the Collateral.

     Section 5.  Representations and Warranties.  Intercell represents and
                 ------------------------------
warrants that, and covenants with Secured Party as follows:

          (a) This Agreement creates a valid security interest in the Collateral, securing the performance of the Obligations, and, to the best of Intercell's knowledge, all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly taken upon the filing of the notices described in Sections 4(d) and (e), above.

          (b) There currently exist no defaults under the Underlying Documents.

          (c) The Underlying Documents have not been and will not be amended without Secured Party's written consent thereto, and Intercell has not released any debtor or guarantor thereunder, either in whole or in part, from any obligations under the Underlying Documents.

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          (d) Intercell's security interests in the Sigma/BMI Interests and the
     ITC Interests have been properly perfected under applicable law and by virtue thereof Seller possesses a valid first security interest in the collateral referred to in the Underlying Documents.

          (e) Intercell has done and will do nothing to discharge the liabilities of any debtor or guarantor under the Underlying Documents or hinder collection, and the full amount of such liabilities is due without offset or defense.

          (f) Intercell will not create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral.

     Section 6.  Further Assurances.
                 ------------------

            (a) Intercell agrees that from time to time, at its expense, Intercell will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Secured Party may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing: (i) if Intercell receives any additional or replacement note or other instrument relating to the Sigma/BMI Interests or the ITC Interests, Intercell will promptly deliver and pledge to the Secured Party such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; (ii) Intercell will execute and file such financing or continuation statements or amendments thereto and such other instruments or notices as may be necessary or as the Secured Party may reasonably request in order to perfect and preserve the security interest granted or purported to be granted hereby; and (iii) if Intercell receives additional stock certificates pursuant to Section 2 of the ITC Pledge Agreement, Intercell will promptly deliver and pledge to the Secured Party such certificate accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party.

            (b) Intercell hereby authorizes the Secured Party and appoints the Secured Party its attorney-in-fact to file one or more financing or continuation statements and amendments thereto relating to all or any part of the Collateral without the signature of Intercell where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Intercell covenants and agrees that it shall not change its chief place of business and chief executive office unless written notice thereof is given to the Secured Party at least thirty (30) calendar days prior to the creation of any new address.

     Section 7.  Secured Party Appointed Attorney-in-Fact.  Intercell hereby
                 ----------------------------------------
irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of Intercell and in the name of Intercell or otherwise, at such time as any default has occurred in Intercell's obligations hereunder or under the Purchase Agreement (a "Default"), to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

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          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection therewith; and

          (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

     Section 8.  Secured Party's Duties.  The powers conferred on the Secured
                 ----------------------
Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

     Section 9.  Remedies.  If any Default shall have occurred and until such
                 --------
Default is waived in writing in accordance with the Purchase Agreement:

          (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Illinois at that time or any other applicable jurisdiction.

          (b) The Secured Party may notify the obligors under the Underlying Documents and direct any or all of them to make payments directly to the Secured Party.

          (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after satisfaction in full of all the Obligations shall be paid over to Intercell or to whomsoever may be lawfully entitled to receive such surplus.

     Section 10.  Remedies Cumulative.  Each right, power and remedy of the
                  -------------------
Secured Party as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

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     Section 11.  Expenses.  Intercell will upon demand pay to the Secured Party
                  --------
the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with the administration of this Agreement, the custody, preservation, use, operation or sale of, collection from, or other realization upon any of the Collateral, the exercise or enforcement of any of the rights of the Secured Party hereunder or the failure by Intercell to perform or observe any of the provisions hereof.

     Section 12.  Amendments; Etc.  No waiver of any provision of this Agreement
                  ---------------
shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and Intercell.

     Section 13.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be given in the form and manner and delivered (a) to the Secured Party at 141 West Jackson Blvd., Suite 1792, Chicago, Illinois 60604, or (b) to Intercell at 370 17th Street, Suite 3290, Denver, Colorado or,
(c) as to either party, at such other address as shall be designated by such party in a written notice to the other party.

     Section 14.  Continuing Security Interest: Assignments under Purchase
                  --------------------------------------------------------
Agreement.  This Agreement shall create a continuing security interest in the
---------
Collateral and shall (a) remain in full force and effect until the performance in full of the Obligations, (b) be binding upon Intercell and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c) and to the extent permitted under the Purchase Agreement, upon any assignment by Secured Party to any other person of all or any portion of its rights and obligations under the Purchase Agreement, such other person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the performance in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Intercell. No transfer or renewal, extension, assignment or termination of this Agreement, the Purchase Agreement or any other instrument or document executed and delivered by Intercell to the Secured Party, nor any additional investments or loans made by the Secured Party, nor the taking of further security, nor the retaking or redelivery of the Collateral to Intercell by the Secured Party, nor any other act of the Secured Party, shall release Intercell from any obligation hereunder, except upon a release or discharge executed in writing by the Secured Party with respect to such obligation or upon payment of such obligation or upon full satisfaction of all the Obligations. The Secured Party shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party has or would otherwise have had on any other occasion.

     Section 15.  Governing Law; Terms.  This Agreement shall be governed by and
                  --------------------
construed in accordance with the laws of the State of Illinois without reference to the conflict or choice of law principles thereof, except to the extent that the validity or perfection of the security interest hereunder, or the remedies hereunder, in respect of any particular Collateral are governed by the

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laws of a jurisdiction other than the State of Illinois. Any terms used herein which are used in the Uniform Commercial Code of the State of Illinois shall have the same meanings herein as such terms have in said Uniform Commercial Code.

     Section 16.  Miscellaneous.
                  -------------

          (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

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     IN WITNESS WHEREOF, Intercell and the Secured Party have caused this
Agreement to be duly executed and delivered as of the date first above written.

                              INTERCELL CORPORATION


                              By   /s/ Paul H. Metzinger
                                 ------------------------------------------
                                       Paul H. Metzinger, President and CEO


                              AUGUSTINE FUND, L.P.

                              By Augustine Capital Management, Inc., its
                              General Partner

                              By   /s/ John Porter
                                 ------------------------------------------
                              Name:________________________________________
                              Title:_______________________________________

                                   EXHIBIT A
                            (TO SECURITY AGREEMENT)


           ALLONGE TO SECURED PROMISSORY NOTE DATED DECEMBER 31, 1997
                        MADE BY SIGMA 7 CORPORATION AND
              BMI ACQUISITION GROUP, INC. (JOINTLY AND SEVERALLY)
                        PAYABLE TO INTERCELL CORPORATION


     INTERCELL CORPORATION, the payee under the Secured Promissory Note dated December 31, 1997 in the original principal amount of $3,057,774.13 (the "Note") made by Sigma 7 Corporation and BMI Acquisition Group, Inc. (jointly and severally) hereby indorses said Note to the order of AUGUSTINE FUND, L.P.


DATED: December 31, 1997           INTERCELL CORPORATION



                                   By /s/ Paul H. Metzinger
                                      ---------------------------------------
                                         Paul H. Metzinger, President and CEO

                                   EXHIBIT B
                            (TO SECURITY AGREEMENT)


        ALLONGE TO SECURED CORPORATE PROMISSORY NOTE DATED JULY 18, 1997
                   MADE BY INTERCELL TECHNOLOGIES CORPORATION
                        PAYABLE TO INTERCELL CORPORATION


     INTERCELL CORPORATION, the payee under the Secured Corporate Promissory Note dated July 18, 1997 in the original principal amount of $2,200,000 (the "Note") made by Intercell Technologies Corporation hereby indorses said Note to the order of AUGUSTINE FUND, L.P.


DATED: December 31, 997           INTERCELL CORPORATION


                                  By /s/ Paul H. Metzinger
                                     ----------------------------------------
                                         Paul H. Metzinger, President and CEO